Delaware Investments® Family of Funds

Supplement to the current, applicable Institutional Class
Statutory Prospectus for each Delaware Investments fund
(each, a “Fund” and together, the “Funds”)

The following replaces the information in the sections entitled, “About your account – Investing in the Fund(s)” or “About your account – Choosing a share class – Institutional Class” of the Funds’ applicable prospectus.

•	Institutional Class shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund.

•	Institutional Class shares do not assess a CDSC or a 12b-1 fee.

•	Institutional Class shares are available for purchase only by the following:

o	rollover IRAs from retirement plans and retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business;

o	tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

o
institutional advisory clients (including mutual funds) of the Manager or its affiliates, as well as those clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory clients;

o
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o
RIAs investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to an RIA for investment purposes (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

o
certain plans qualified under Section 529 of the Internal Revenue Code, for which the Manager, Distributor, or Delaware Service Company, Inc. (DSC), or one or more of their affiliates, provide record keeping, administrative, investment management, marketing, distribution, or similar services;

o
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or DSC allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform; or

o	private investment vehicles, including, but not limited to, foundations and endowments.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated March 8, 2013.